Exhibit 21

TELEPHONE AND DATA SYSTEMS, INC.
SUBSIDIARY AND AFFILIATED COMPANIES
December 31, 2006

STATE OF
INCORPORATION
U.S. CELLULAR

UNITED STATES CELLULAR CORPORATION	DELAWARE

BANGOR CELLULAR TELEPHONE, LP	Partnership
BARAT WIRELESS, LP	Partnership
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CARROLL WIRELESS, LP	Partnership
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	Partnership
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES LTD	ILLINOIS
CHAMPLAIN CELLULAR, INC	NEW YORK
CHARLOTTESVILLE CELLULAR PARTNERSHIP	Partnership
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS
CROWN POINT CELLULAR INC.	NEW YORK
DAVENPORT CELLULAR TELEPHONE COMPANY	Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.	Partnership
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE	Partnership
GRAY BUTTE JOINT VENTURE	Partnership
GREEN BAY CELLTELCO	Partnership
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
HUMPHREY COUNTY CELLULAR, INC.	DELAWARE
INDIANA RSA # 5, INC.	INDIANA
INDIANA RSA NO. 4 LIMITED PARTNERSHIP	Partnership
INDIANA RSA NO. 5 LIMITED PARTNERSHIP	Partnership
IOWA 13, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
JACKSON SQUARE PCS, INC.	DELAWARE
JACKSON SQUARE WIRELESS, L.P.	Partnership
JACKSONVILLE CELLULAR PARTNERSHIP	Partnership
JACKSONVILLE CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
KANSAS # 15 LIMITED PARTNERSHIP	Partnership
KENOSHA CELLULAR TELEPHONE, L.P.	Partnership
LACROSSE CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
LEWISTON CELLTELCO PARTNERSHIP	Partnership
MADISON CELLULAR TELEPHONE COMPANY	Partnership
MAINE RSA # 1, INC.	MAINE
MAINE RSA # 4, INC.	MAINE
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.	Partnership
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
N.H. #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
NEW YORK RSA 2 CELLULAR PARTNERSHIP	Partnership
NEWPORT CELLULAR, INC.	NEW YORK
NORTH CAROLINA RSA # 4, INC.	DELAWARE
NORTH CAROLINA RSA 1 PARTNERSHIP	Partnership
NORTH CAROLINA RSA NO. 6, INC.	CALIFORNIA
OREGON RSA # 2, INC.	OREGON
OREGON RSA NO. 2 LIMITED PARTNERSHIP	Partnership
PCS WISCONSIN, LLC	WISCONSIN
RACINE CELLULAR TELEPHONE COMPANY	Partnership
ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP	Partnership
TENNESSEE RSA # 3, LIMITED PARTNERSHIP	Partnership
TEXAHOMA CELLULAR LIMITED PARTNERSHIP	Partnership
TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN	PENNSYLVANIA

* 50% or more owned comanies

TELEPHONE AND DATA SYSTEMS, INC.
SUBSIDIARY AND AFFILIATED COMPANIES
December 31, 2006

STATE OF
INCORPORATION

UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.	OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY, LLC	DELAWARE
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES	INDIANA
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.	OKLAHOMA
UNITED STATES CELLULAR OPERATING COMPANY LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF CHICAGO, LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE	TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.	WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.	NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD	OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA	WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), LP	Partnership
UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.	OKLAHOMA
USCC AUCTION 66, LLC	DELAWARE
USCC DISTRIBUTION CO., LLC	DELAWARE
USCC FINANCIAL L.L.C.	ILLINOIS
USCC PAYROLL CORPORATION	DELAWARE
USCC PURCHASE, LLC	DELAWARE
USCC REAL ESTATE CORPORATION	DELAWARE
USCC WIRELESS INVESTMENT, INC.	DELAWARE
USCCI CORPORATION	DELAWARE
USCIC OF AMARILLO, INC.	DELAWARE
USCIC OF FRESNO, INC.	CALIFORNIA
USCIC OF NORTH CAROLINA RSA # 1, INC.	DELAWARE
USCIC OF PENNSYLVANIA 5, INC.	DELAWARE
USCOC OF CENTRAL ILLINOIS, LLC	ILLINOIS
USCOC OF CHARLOTTESVILLE, INC.	VIRGINIA
USCOC OF CHICAGO REAL ESTATE HOLDINGS, LLC	DELAWARE
USCOC OF CUMBERLAND, INC.	MARYLAND
USCOC OF GREATER IOWA, INC	PENNSYLVANIA
USCOC OF GREATER MISSOURI, LLC	DELAWARE
USCOC OF GREATER OKLAHOMA, INC.	OKLAHOMA
USCOC OF NEBRASKA/KANSAS, INC	DELAWARE
USCOC OF NEBRASKA/KANSAS, LLC	DELAWARE
USCOC OF ILLINOIS RSA # 1, LLC	ILLINOIS
USCOC OF ILLINOIS RSA # 4, LLC	ILLINOIS
USCOC OF IOWA RSA # 1, INC.	IOWA
USCOC OF IOWA RSA # 16, INC.	DELAWARE
USCOC OF JACKSONVILLE, INC.	NORTH CAROLINA
USCOC OF JACK-WIL, INC.	DELAWARE
USCOC OF NEW HAMPSHIRE RSA # 2, INC.	DELAWARE
USCOC OF NORTH CAROLINA RSA # 7, INC.	NORTH CAROLINA
USCOC OF OREGON RSA # 5, INC.	DELAWARE
USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.	DELAWARE
USCOC OF RICHLAND, INC.	WASHINGTON
USCOC OF ROCHESTER, INC.	DELAWARE
USCOC OF ROCKFORD, LLC	ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
USCOC OF TEXAHOMA, INC.	TEXAS
USCOC OF VIRGINIA RSA # 2, INC.	VIRGINIA
USCOC OF VIRGINIA RSA # 3, INC.	VIRGINIA
USCOC OF WASHINGTON-4, INC.	DELAWARE
USCOC OF WILMINGTON, INC.	NORTH CAROLINA
VERMONT RSA NO. 2-B2, INC.	DELAWARE
VICTORIA CELLULAR CORPORATION	TEXAS
VIRGINIA RSA # 4, INC.	VIRGINIA

* 50% or more owned comanies

TELEPHONE AND DATA SYSTEMS, INC.
SUBSIDIARY AND AFFILIATED COMPANIES
December 31, 2006

STATE OF
INCORPORATION

VIRGINIA RSA # 7, INC.	VIRGINIA
WASHINGTON RSA # 5, INC.	WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP	Partnership
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	Partnership
WILMINGTON CELLULAR PARTNERSHIP	Partnership
WILMINGTON CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
YAKIMA MSA LIMITED PARTNERSHIP	Partnership

TDS TELECOMMUNICATIONS

TDS TELECOMMUNICATIONS CORPORATION	DELAWARE

INCUMBENT LOCAL EXCHANGE COMPANIES
AMELIA TELEPHONE CORPORATION	VIRGINIA
ARCADIA TELEPHONE COMPANY	OHIO
ARIZONA TELEPHONE COMPANY	ARIZONA
ARVIG TELEPHONE COMPANY	MINNESOTA
ASOTIN TELEPHONE COMPANY	WASHINGTON
BADGER TELECOM, LLC	DELAWARE
BARNARDSVILLE TELEPHONE COMPANY	NORTH CAROLINA
BLACK EARTH TELEPHONE COMPANY, LLC	DELAWARE
BLUE RIDGE TELEPHONE COMPANY	GEORGIA
BONDUEL TELEPHONE COMPANY	WISCONSIN
BRIDGE WATER TELEPHONE COMPANY	MINNESOTA
BURLINGTON, BRIGHTON & WHEATLAND TELEPHONE COMPANY	WISCONSIN
BUTLER TELEPHONE COMPANY, INC.	ALABAMA
CALHOUN CITY TELEPHONE COMPANY, INC.	MISSISSIPPI
CAMDEN TELEPHONE COMPANY	INDIANA
CAMDEN TELEPHONE AND TELEGRAPH COMPANY, INC.	GEORGIA
CENTRAL STATE TELEPHONE COMPANY, LLC	DELAWARE
CHATHAM TELEPHONE COMPANY	MICHIGAN
CLEVELAND COUNTY TELEPHONE COMPANY, INC.	ARKANSAS
COBBOSSEECONTEE TELEPHONE COMPANY	MAINE
COMMUNICATIONS CORPORATION OF INDIANA	INDIANA
COMMUNICATION CORPORATION OF MICHIGAN	MICHIGAN
COMMUNICATIONS CORPORATION OF SOUTHERN INDIANA	INDIANA
CONCORD TELEPHONE EXCHANGE, INC.	TENNESSEE
CONTINENTAL TELEPHONE COMPANY	OHIO
DECATUR TELEPHONE COMPANY	ARKANSAS
DELTA COUNTY TELE-COMM, INC.	COLORADO
DEPOSIT TELEPHONE COMPANY	NEW YORK
DICKEYVILLE TELEPHONE, LLC	DELAWARE
EASTCOAST TELECOM, INC.	WISCONSIN
EDWARDS TELEPHONE COMPANY, INC.	NEW YORK
GRANTLAND TELECOM, INC.	WISCONSIN
HAMPDEN TELEPHONE COMPANY	MAINE
HAPPY VALLEY TELEPHONE COMPANY	CALIFORNIA
HARTLAND & ST. ALBANS TELEPHONE COMPANY	MAINE
HOLLIS TELEPHONE COMPANY, INC	NEW HAMPSHIRE
HOME TELEPHONE COMPANY, INC.	INDIANA
HOME TELEPHONE COMPANY	OREGON
HOME TELEPHONE COMPANY OF PITTSBORO, INC.	INDIANA
HORNITOS TELEPHONE COMPANY	CALIFORNIA
HUMPHREYS COUNTY TELEPHONE COMPANY	TENNESSEE
ISLAND TELEPHONE COMPANY	MICHIGAN
KEARSARGE TELEPHONE COMPANY	NEW HAMPSHIRE
LESLIE COUNTY TELEPHONE COMPANY, INC.	KENTUCKY
LEWIS RIVER TELEPHONE COMPANY, INC.	WASHINGTON
LEWISPORT TELEPHONE COMPANY	KENTUCKY

* 50% or more owned comanies

TELEPHONE AND DATA SYSTEMS, INC.
SUBSIDIARY AND AFFILIATED COMPANIES
December 31, 2006

STATE OF
INCORPORATION

LITTLE MIAMI COMMUNICATIONS CORPORATION	OHIO
LUDLOW TELEPHONE COMPANY	VERMONT
MAHANOY & MAHANTANGO TELEPHONE COMPANY	PENNSYLVANIA
MCCLELLANVILLE TELEPHONE COMPANY, INC.	SOUTH CAROLINA
MCDANIEL TELEPHONE COMPANY	WASHINGTON
MERRIMACK COUNTY TELEPHONE COMPANY	NEW HAMPSHIRE
MID-AMERICA TELEPHONE, INC.	OKLAHOMA
MID-PLAINS TLEPHONE, LLC	DELAWARE
MID-STATE TELEPHONE COMPANY	MINNESOTA
MIDWAY TELEPHONE COMPANY, LLC	DELAWARE
MOUNT VERNON TELEPHONE COMPANY, LLC	DELAWARE
MYRTLE TELEPHONE COMPANY, INC.	MISSISSIPPI
NELSON BALLGROUND TELEPHONE COMPANY	GEORGIA
NEW CASTLE TELEPHONE COMPANY	VIRGINIA
NEW LONDON TELEPHONE COMPANY	MISSOURI
NORTHFIELD TELEPHONE COMPANY	VERMONT
NORWAY TELEPHONE COMPANY, INC.	SOUTH CAROLINA
OAKMAN TELEPHONE COMPANY, INC.	ALABAMA
OAKWOOD TELEPHONE COMPANY	OHIO
OKLAHOMA COMMUNICATION SYSTEMS, INC.	OKLAHOMA
ORCHARD FARM TELEPHONE COMPANY	MISSOURI
ORISKANY FALLS TELEPHONE CORPORATION	NEW YORK
PEOPLES TELEPHONE COMPANY, INC.	ALABAMA
PERKINSVILLE TELEPHONE COMPANY, INC.	VERMONT
PORT BYRON TELEPHONE COMPANY	NEW YORK
POTLATCH TELEPHONE COMPANY, INC.	IDAHO
QUINCY TELEPHONE COMPANY	FLORIDA
RIVERSIDE TELECOM, LLC	DELAWARE
S & W TELEPHONE COMPANY, INC.	INDIANA
SALEM TELEPHONE COMPANY	KENTUCKY
SALUDA MOUNTAIN TELEPHONE COMPANY	NORTH CAROLINA
SCANDANAVIA TELEPHONE COMPANY, LLC	WISCONSIN
SERVICE TELEPHONE COMPANY, INC.	NORTH CAROLINA
SHIAWASSEE TELEPHONE COMPANY	MICHIGAN
SOMERSET TELEPHONE COMPANY	MAINE
SOUTHEAST MISSISSIPPI TELEPHONE COMPANY	MISSISSIPPI
SOUTHEAST TELEPHONE COMPANY OF WISCONSIN, INC.	WISCONSIN
SOUTHWESTERN TELEPHONE COMPANY	ARIZONA
ST. STEPHEN TELEPHONE COMPANY	SOUTH CAROLINA
STOCKBRIDGE & SHERWOOD TELEPHONE COMPANY, LLC.	WISCONSIN
STRASBURG TELEPHONE COMPANY	COLORADO
SUGAR VALLEY TELEPHONE COMPANY	PENNSYLVANIA
TELLICO TELEPHONE COMPANY, INC.	TENNESSEE
TENNESSEE TELEPHONE COMPANY	TENNESSEE
TENNEY TELEPHONE COMPANY, LLC	DELAWARE
THE FARMERS TELEPHONE COMPANY, LLC	DELAWARE
THE ISLAND TELEPHONE COMPANY	MAINE
THE MERCHANTS & FARMERS TELEPHONE COMPANY	INDIANA
THE STOUTLAND TELEPHONE COMPANY	MISSOURI
THE VANLUE TELEPHONE COMPANY	OHIO
THE WEST PENOBSCOT TELEPHONE & TELEGRAPH COMPANY	MAINE
TIPTON TELEPHONE COMPANY, INC.	INDIANA
TOWNSHIP TELEPHONE COMPANY, INC.	NEW YORK
TRI-COUNTY TELEPHONE COMPANY, INC.	INDIANA
UTELCO, LLC	DELAWARE
VERNON TELEPHONE COMPANY	NEW YORK
VIRGINIA TELEPHONE COMPANY	VIRGINIA
WARREN TELEPHONE COMPANY	MAINE
WAUNAKEE TELEPHONE COMPANY, LLC	DELAWARE
WILLISTON TELEPHONE COMPANY	SOUTH CAROLINA
WILTON TELEPHONE COMPANY, INC.	NEW HAMPSHIRE

* 50% or more owned comanies

TELEPHONE AND DATA SYSTEMS, INC.
SUBSIDIARY AND AFFILIATED COMPANIES
December 31, 2006

STATE OF
INCORPORATION

WINSTED TELEPHONE COMPANY	MINNESOTA
WINTERHAVEN TELEPHONE COMPANY	CALIFORNIA
WOLVERINE TELEPHONE COMPANY	MICHIGAN
WYANDOTTE TELEPHONE COMPANY	OKLAHOMA

OTHER COMPANIES
CHORUS NETWORKS, LLC	WISCONSIN
MCT COMMUNICATIONS, INC.	NEW HAMPSHIRE
TDS COMMUNICATIONS SOLUTIONS, INC.	DELAWARE
TDS LONG DISTANCE CORPORATION	DELAWARE
TDS METROCOM, LLC	DELAWARE
TDS TELECOM SERVICE CORPORATION	IOWA
TDSI TELECOMMUNICATIONS CORPORATION	DELAWARE
TRI-COUNTY COMMUNICATIONS CORPORATION	INDIANA
U.S. LINK, INC.	MINNESOTA

TDS GROUP

AFFILIATE FUND	DELAWARE
COMMVEST, INC.	DELAWARE
NATIONAL TELEPHONE & TELEGRAPH COMPANY	CALIFORNIA
NELSON-BALL GROUND CELLULAR TELEPHONE & SERVICES, INC.	GEORGIA
SUTTLE-STRAUS, INC.	WISCONSIN
TDSI CORPORATION	DELAWARE

* 50% or more owned comanies